FOURTH AMENDMENT TO CREDIT AGREEMENT

                  FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 13, 1996, among SULLIVAN COMMUNICATIONS, INC. ("Communications"), SULLIVAN GRAPHICS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BT COMMERCIAL CORPORATION, as Agent (the "Agent") for the Lenders, and BANKERS TRUST COMPANY, as Issuing Bank (the "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

                  WHEREAS, Communications, the Borrower, the Lenders, the Agent and the Issuing Bank are parties to a Credit Agreement, dated as of August 15, 1995 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. The definition of "Material Equipment" appearing in Section
1.1 of the Credit Agreement is hereby amended by inserting the phrase "(or related items)" immediately after the word "item" in each place it appears in said definition.

                  2. Section 2.3 of the Credit Agreement is hereby amended by deleting the phrase "an item of Material Equipment" appearing therein and inserting in lieu thereof the phrase "an item which constitutes (or is one of a number of related items which together constitute or will constitute) Material Equipment."

                  3. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, (i) to the extent the Borrower or any of its Subsidiaries enters into any operating lease which does not cause a violation of the terms of the Credit Agreement, the Collateral Agent is authorized to enter into such disclaimers of a security interest in the assets subject to such operating lease, or such releases or subordinations of the assets subject to such operating lease, as may be requested by the Borrower in connection therewith and (ii) in connection with the incurrence of any Indebtedness permitted to remain outstanding pursuant to Section 8.3(b) of the Credit Agreement, at the request of the Borrower the Collateral Agent shall, and is hereby authorized to, enter into such releases or subordinations of security interests in the assets securing such Indebtedness in accordance with the relevant requirements of such Section

8.2, all as may be requested by the Borrower. In taking any actions pursuant to the requirements of this Section 3, the Collateral Agent shall be entitled to rely on a certificate of an officer of the Borrower as to its entitlement to such release, subordination or other action, and shall have no liability in connection therewith.

                  4. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  8. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of Communications, the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Agent at 14 Wall Street, New York, New York 10005
Attention: Linda McCormack.

                  9. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *



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


                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                  SULLIVAN COMMUNICATIONS, INC.


                                  By /s/ Joseph M. Milano
                                    Title:


                                  SULLIVAN GRAPHICS, INC.


                                  By /s/ Joseph M. Milano
                                    Title:


                                  BT COMMERCIAL CORPORATION,
                                   Individually and as Agent


                                  By /s/ Basil Palmeri
                                    Title:


                                  BTM CAPITAL CORPORATION


                                  By___________________________________________
                                     Title:


                                  BANK OF NEW YORK COMMERCIAL
                                  CORPORATION


                                  By /s/ Stephen V. Mangiante
                                     Title:

                                   DEUTSCHE FINANCIAL SERVICES
                                   HOLDING CORP.


                                   By /s/ Mark Marktauber
                                      Title:


                                   FINOVA CAPITAL CORPORATION


                                   By /s/ Ron B. Bornstein
                                      Title:


                                   GIBRALTAR CORPORATION OF
                                   AMERICA


                                   By /s/ Harvey Friedman
                                      Title:


                                   LASALLE NATIONAL BANK


                                   By /s/ Christopher G. Clifford
                                      Title:


                                   SANWA BUSINESS CREDIT
                                   CORPORATION


                                   By /s/ Michael J. Cox
                                      Title: